     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 1999
                                            REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1993
                            ------------------------

                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

              DELAWARE                                        3661                                      23-3408857
   (STATE OR OTHER JURISDICTION OF                (PRIMARY STANDARD INDUSTRIAL                (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                 CLASSIFICATION CODE NUMBER)                             NUMBER)

                            ------------------------
                            LUCENT TECHNOLOGIES INC.
                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974
                                 (908) 582-8500
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                PAMELA F. CRAVEN
                        VICE PRESIDENT-LAW AND SECRETARY
                            LUCENT TECHNOLOGIES INC.
                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974
                                 (908) 582-8500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                    COPY TO:
                                 JOHN W. WHITE
                            CRAVATH, SWAINE & MOORE
                                WORLDWIDE PLAZA
                               825 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10019
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
                            ------------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-01223
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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                                                                                          PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES       AMOUNT TO BE            PROPOSED MAXIMUM         AGGREGATE OFFERING
        TO BE REGISTERED                 REGISTERED        OFFERING PRICE PER UNIT(1)         PRICE(1)
-------------------------------------------------------------------------------------------------------------
Debt Securities                         $200,000,000                 100%                   $200,000,000
-------------------------------------------------------------------------------------------------------------
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
---------------------------------  ----------------------
---------------------------------  ----------------------

TITLE OF EACH CLASS OF SECURITIES        AMOUNT OF
        TO BE REGISTERED              REGISTRATION FEE
---------------------------------  ----------------------
Debt Securities                           $55,600
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

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c)

                       STATEMENT PURSUANT TO RULE 429(b)

     The prospectus contained in this registration statement is a combined prospectus which covers Debt Securities and Warrants to purchase Debt Securities of the Registrant heretofore covered by Registration Statement No. 333-01223 (in the amount of $3,500,000,000, with a filing fee of $1,206,897).

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-01223) filed by Lucent Technologies Inc. (the "Company") with the Securities and Exchange Commission, including the exhibits thereto, is incorporated herein by reference.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-01223 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
   5.1     --  Opinion of Pamela F. Craven, Vice President - Law and
               Secretary of Lucent Technologies Inc.
   8.1     --  Opinion of Cravath, Swaine & Moore, special tax counsel to
               Lucent Technologies Inc.
  23.1     --  Consent of PricewaterhouseCoopers LLP.
  23.2     --  Consent of Pamela F. Craven (included in Exhibit 5.1).
  23.3     --  Consent of Cravath, Swaine & Moore (contained in Exhibit
               8.1).
  24       --  Powers of Attorney for certain Directors and Officers of
               Lucent Technologies Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Murray Hill, New Jersey, on March 10, 1999.

                                    LUCENT TECHNOLOGIES INC.

                                    By:          /s/ JAMES S. LUSK
                                       -----------------------------------------
                                       James S. Lusk
                                       Vice President and Controller

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                          *                            Chairman of the Board and       March 10, 1999
-----------------------------------------------------  Chief Executive Officer
                  Richard A. McGinn

                          *                            Executive Vice President and    March 10, 1999
-----------------------------------------------------  Chief Financial Officer
                 Donald K. Peterson                    (Principal Financial Officer)

                  /s/ JAMES S. LUSK                    Vice President and Controller   March 10, 1999
-----------------------------------------------------  (Principal Accounting Officer)
                    James S. Lusk

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                   Paul A. Allaire

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                   Carla A. Hills

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                     Drew Lewis

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                   Paul H. O'Neill

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                  Donald S. Perkins

                          *                            Director                        March 10, 1999
-----------------------------------------------------
                  Henry B. Schacht

     James S. Lusk, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of each of the above-named officers and Directors of Lucent Technologies Inc. pursuant to powers of attorney executed by each of such officers and Directors and filed with the Securities and Exchange Commission as an exhibit to this Registration Statement.


                *By /s/ JAMES S. LUSK                  March 10, 1999
  -------------------------------------------------
                    James S. Lusk
                  Attorney-in-Fact

                                      II-2